Exhibit 32.2


                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Old Point Financial Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Laurie D. Grabow, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  the Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of
     1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



/s/Laurie D. Grabow
_______________________________
Laurie D. Grabow
Senior Vice President and Chief Financial Officer




Date:  November 7, 2003